AZZ Inc. Announces Fiscal Year 2023 Second Quarter
Cash Dividend of $0.17 per Share

October 7, 2022 - FORT WORTH, TX - AZZ Inc. (NYSE: AZZ), a leading provider of hot-dip galvanizing and a variety of metal coating solutions and coil coating solutions, today announced its Board of Directors has authorized a second quarter cash dividend in the amount of $0.17 per share on the Company’s outstanding shares of common stock. The dividend is payable on November 1, 2022, to shareholders of record as of the close of business on October 18, 2022.

While AZZ currently intends to pay regular quarterly cash dividends for the foreseeable future, any future dividends will be reviewed on an individual basis and declared by the Board of Directors at its discretion. AZZ remains committed to enhancing shareholder value based upon its consideration of various factors, including operating results, financial condition and business outlook at the applicable time.

About AZZ Inc.

AZZ Inc. is a leading provider of hot-dip galvanizing and a variety of metal coating solutions and coil coating solutions to a broad range of end-markets. AZZ’s Metal Coatings segment (AMC) is a leading provider of metal finishing solutions for corrosion protection, including hot-dip galvanizing, spin galvanizing, powder coating, anodizing and plating, to the North American steel fabrication industry. AZZ’s Precoat Metals segment (APM) is a leading provider of aesthetic and corrosion protective coatings to the North American steel and aluminum coil market.

Safe Harbor Statement

Certain statements herein about our expectations of future events or results constitute forward-looking statements for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by terminology such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. Such forward-looking statements are based on currently available competitive, financial and economic data and management’s views and assumptions regarding future events. Such forward-looking statements are inherently uncertain, and investors must recognize that actual results may differ from those expressed or implied in the forward-looking statements. Certain factors could affect the outcome of the matters described herein. This press release may contain forward-looking statements that involve risks and uncertainties including, but not limited to, changes in customer demand for our products and services, including demand by the power generation markets, electrical transmission and distribution markets, the industrial markets, and the metal coatings markets. In addition, within each of the markets we serve, our customers and our operations could potentially continue to be adversely impacted by the ongoing COVID-19 pandemic, including governmental issued mandates regarding the same. We could also experience additional increases in labor costs, components and raw materials, including zinc and natural gas, which are used in our hot-dip galvanizing process; supply-chain vendor delays; customer requested delays of our products or services; delays in additional acquisition or disposition opportunities; currency exchange rates; availability of experienced management and employees to implement AZZ’s growth strategy; a downturn in market conditions in any industry relating to the products we inventory or sell or the services that we provide; economic volatility or changes in the political stability in the United States and other foreign markets in which we operate; acts of war or terrorism inside the United States or abroad; and other changes in economic and financial conditions. AZZ has provided additional information regarding risks associated with the business in AZZ’s Annual Report on Form 10-K for the fiscal year ended February 28, 2022 and other filings with the Securities and Exchange Commission (“SEC”), available for viewing on AZZ’s website at www.azz.com and on the SEC’s website at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. These statements are based on information as of the date hereof and AZZ assumes no obligation to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:
David Nark, Senior Vice President of Marketing, Communications and Investor Relations
AZZ Inc.
(817) 810-0095
www.azz.com

Investor Contact:
Joe Dorame, Managing Partner
Lytham Partners
(602) 889-9700
www.lythampartners.com

####